UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 15, 2024
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ENVISTA HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-39054	83-2206728
(Commission File Number)	(IRS Employer Identification No.)

200 S. Kraemer Blvd., Building E		92821
Brea,	California
(Address of Principal Executive Offices)		(Zip Code)
(714) 817-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NVST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 15, 2024, Envista Holdings Corporation (the “Company”) announced that it has appointed Eric Hammes as the Senior Vice President and Chief Financial Officer of the Company, with such appointment to be effective as of August 8, 2024.

Mr. Hammes, age 49, served as Vice President, Corporate Financial Planning & Analysis of Rockwell Automation, a global industrial automation company from August 2023 to July 2024. Prior to that, Mr. Hammes served at 3M Company as Executive Vice President, Chief Country Governance and Services Officer from January 2022 to May 2023, Executive Vice President, Enterprise Operations from April 2019 to December 2021, Executive Vice President, Business Transformation & IT from June 2017 to April 2019, and Senior Vice President, Controller and Chief Accounting Officer from April 2014 to April 2017. Mr. Hammes joined 3M in 1997 and held various financial and leadership roles including CFO of 3M Health Care Business Group, Director Finance of 3M Orthodontic Products Division, and Senior Vice President, International Finance.

Mr. Hammes' compensation in summary will consist of: a base annual salary of $575,000, target annual incentive compensation equal to 75% of base salary, target value of annual long-term incentive award of $1,200,000, a one-time lump sum bonus of $1,020,000 (subject to a 12-month clawback period), a one-time award of restricted stock units valued at $1,200,000 vesting ratably on each anniversary of the date of grant over three years, and customary relocation allowances and company benefits.

Mr. Hammes does not have any family relationships with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. The Company is not aware of any related transactions or relationships between Mr. Hammes and the Company that would require disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Hammes and any other person pursuant to which Mr. Hammes was selected as an officer of the Company.

ITEM 7.01 REGULATION FD DISCLOSURE

On July 15, 2024, the Company issued a press release announcing recent appointments to the Company’s leadership team, including Mr. Hammes' appointment as Chief Financial Officer. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The information included or incorporated by reference in this Item 7.01 is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISTA HOLDINGS CORPORATION

Date: July 15, 2024	By:	/s/ Mark Nance
Mark Nance
Senior Vice President, General Counsel and Secretary